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                                                                    EXHIBIT 10.1

                                 RESONATE INC.

            EXERCISE NOTICE AND RESTRICTED STOCK PURCHASE AGREEMENT


Resonate Inc.
385 Moffett Park Drive, Suite 205
Sunnyvale, CA 94089
Attention: Stock Option Administrator

     1.   Exercise of Option. Effective as of today, February 16, 1999, the
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undersigned ("Optionee") hereby elects to exercise Optionee's option (the
"Option") to purchase 1,408,500 shares (the "Shares") of the common stock ("Common Stock") of Resonate Inc. (the "Company") under and pursuant to the Stock Option Agreement made as of October 2, 1998 (the "Option Agreement"). Of the Shares, Optionee has elected to purchase 176,062 of those Shares which have become vested as of the date hereof under the vesting schedule set forth in the Notice of Stock Option Grant (the "Vested Shares") and 1,232,438 Shares which have not yet vested under such vesting schedule (the "Unvested Shares").

     2.   Delivery of Payment. Optionee herewith delivers to the Company the
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full purchase price of the Shares, as set forth in the Option Agreement.

     3.   Representations of Optionee. Optionee acknowledges that Optionee has
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received, read and understood the Option Agreement and agrees to abide by and be bound by its terms and conditions.

     4.   Rights as Shareholder. Until the stock certificate evidencing such
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Shares is issued (as evidenced by the appropriate entry on the books of the
Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as otherwise provided in the Option Agreement.

          Optionee shall enjoy rights as a shareholder until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal hereunder. Upon such exercise, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Exercise Notice and Restricted Stock Purchase Agreement, and Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

     5.   Company's Repurchase Option.
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          (a)  The Unvested Shares shall be subject to the right and option of the Company to repurchase the Unvested Shares as set forth in this Section 5 (the "Repurchase Option"). In the event Optionee ceases to be an employee or consultant of the Company for any reason, or no reason, with or without cause, including both voluntary and involuntary termination, or termination as a result of death

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or temporary or permanent disability (the "Termination"), the Company shall have the right, as provided in paragraph 5(b) hereof, to purchase from the Optionee or his personal representative, as the case may be, at the purchase price per share originally paid by the Optionee ("Option Price") all of the Unvested
Shares upon which the Repurchase Option shall not have lapsed.

          (b) Within ninety (90) days following a Termination, the Company shall notify the Optionee by written notice as to whether it wishes to purchase the Unvested Shares upon which the Repurchase Option shall not have lapsed pursuant to the Repurchase Option provided for in Section 5(a). If the Company (or its assignee) elects to purchase such Unvested Shares hereunder, it shall set a date for the closing of the transaction at a place and time specified by the Company or, at the Company's option, such closing may be consummated by mail. At such closing, the Company (or its assignee) shall tender payment for the Unvested Shares so purchased and the certificates representing the Unvested Shares so purchased shall be cancelled. The Option Price shall be payable, at the option of the Company, in cash, by check, by cancellation of any debt owned by the Optionee to the Company, or by any combination of the aforementioned methods.

          (c) The Repurchase Option shall lapse in accordance with the vesting schedule set forth in the Option Agreement. If the Company does not elect to exercise the Repurchase Option conferred above by giving the requisite notice within ninety (90) days following the Termination, the Repurchase Option shall terminate.

     6.   Company's Right of First Refusal. Before any Shares held by Optionee
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or any transferee (either being sometimes referred to herein as the "Holder")
may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

          (a)  Notice of Proposed Transfer. The Holder of the Shares shall
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deliver to the Company a written notice (the "Notice") stating:  (i) the
Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed Optionee or other transferee ("Proposed Transferee");
(iii) the number of Shares to be transferred to each Proposed Transferee; and
(iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

          (b)  Exercise of Right of First Refusal. At any time within thirty
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(30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

          (c)  Purchase Price. The purchase price ("Purchase Price") for the
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Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company (the "Board") in good faith.

          (d)  Payment. Payment of the Purchase Price shall be made, at the
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option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding

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indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

          (e)  Holder's Right to Transfer. If all of the Shares proposed in the
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Notice to be transferred to a given Proposed Transferee are not purchased by the
Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 90 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

          (f)  Exception for Certain Family Transfers. Anything to the contrary
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contained in this Section notwithstanding, the transfer of any or all of the
Shares during the Optionee's lifetime or on the Optionee's death by will or intestacy to the Optionee's immediate family or a trust for the benefit of the Optionee's immediate family shall be exempt from the provisions of this Section. "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

          (g)  Termination of Right of First Refusal. The Right of First Refusal
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shall terminate as to any Shares upon the first sale of Common Stock of the
Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     7.   Transferability of the Shares; Escrow.
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          (a)  Optionee hereby authorizes and directs the Secretary of the
Company, or such other person designated by the Company, to transfer the Unvested Shares as to which the Repurchase Option has been exercised from Optionee to the Company.

          (b) To insure the availability for delivery of Optionee's Unvested Shares upon repurchase by the Company pursuant to the Repurchase Option under
Section 6, Optionee hereby appoints the Secretary, or any other person designated by the Company as escrow agent, as its attorney-in-fact to sell, to assign and transfer unto the Company, such Unvested Shares, if any, repurchased by the Company pursuant to the Repurchase Option and shall, upon execution of this Agreement, deliver and deposit with the Stock Option Administrator of the Company, or such other person designated by the Company, the share certificates representing the Unvested Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit C. The Unvested Shares and stock
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assignment shall be held by the secretary in escrow, pursuant to the Joint
Escrow Instructions of the Company and Optionee attached as Exhibit D hereto,
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until the Company exercises its Repurchase Right as provided in

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Section 5, until such Unvested Shares are vested, or until such time as this
Agreement no longer is in effect. Upon vesting of the Unvested Shares, the escrow agent shall promptly deliver to the Optionee the certificate or certificates representing such Shares in the escrow agent's possession belonging to the Optionee, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement or any other agreement between the Optionee and the Company.

          (c) The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

          (d) Transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws. Any transferee shall hold such Shares subject to all the provisions hereof with respect to any Unvested Shares purchased by Optionee and shall acknowledge the same by signing a copy of this Agreement.

     8.   Tax Consultation. Optionee understands that Optionee may suffer
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adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     9.   Section 83(b) Election.
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          (a)  Election for Unvested Shares Purchased Pursuant to the Option.
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Optionee hereby acknowledges that he has been informed that, with respect to the exercise of the option for Unvested Shares, that unless an election is filed by the Optionee with the Internal Revenue Service and, if necessary, the proper state taxing authorities, within 30 days of the purchase of the Shares, electing
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pursuant to Section 83(b) of the Internal Revenue Code of 1986 as amended (the
"Code") to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase, there will be a recognition of taxable income to the Optionee, measured by the excess, if any, of the Fair Market Value of the Shares, at the time the Company's Repurchase Option lapses over the purchase price for the Shares. Optionee represents that Optionee has consulted any tax consultant(s) Optionee deems advisable in connection with the purchase of the Shares or the filing of the Election under
Section 83(b). A form of Election under Section 83(b) of the Code is attached hereto as Exhibit E for reference.
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     OPTIONEE ACKNOWLEDGES THAT IT IS OPTIONEE'S SOLE RESPONSIBILITY AND NOT THE
COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF OPTIONEE REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON OPTIONEE'S BEHALF.

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     10.  Restrictive Legends and Stop-Transfer Orders.
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          (a)  Legends. Optionee understands and agrees that the Company shall
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cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHTS OR REPURCHASE AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE AND RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A ONE HUNDRED EIGHTY (180) DAY LOCKUP FOLLOWING THE
          CORPORATION'S INITIAL PUBLIC OFFERING, A COPY OF WHICH
          LOCKUP IS ON FILE AT THE PRINCIPAL OFFICE OF THE
          CORPORATION.

          (b)  Stop-Transfer Notices. Optionee agrees that, in order to ensure
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compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c)  Refusal to Transfer. The Company shall not be required (i) to
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transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice and Restricted Stock Purchase Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

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     11.  Successors and Assigns. The Company may assign any of its rights
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under this Exercise Notice and Restricted Stock Purchase Agreement to single or multiple assignees, and this Exercise Notice and Restricted Stock Purchase Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice and Restricted Stock Purchase Agreement and shall be binding upon Optionee and his heirs, executors, administrators, successors and assigns.

     12.  Interpretation. Any dispute regarding the interpretation of this
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Exercise Notice and Restricted Stock Purchase Agreement shall be submitted by
Optionee or by the Company forthwith to the Board or the committee thereof that administers the Option Agreement and/or Exercise Notice and Restricted Stock Purchase Agreement, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Optionee.

     13.  Governing Law; Severability. This Exercise Notice and Restricted
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Stock Purchase Agreement shall be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Exercise Notice and Restricted Stock Purchase Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

     14.  Notices. Any notice required or permitted hereunder shall be given in
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writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

     15.  Further Instruments. The parties agree to execute such further
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instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Exercise Notice and Restricted Stock Purchase Agreement.

     16.  Delivery of Payment. Optionee herewith delivers to the Company the
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full Exercise Price for the Shares.

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     17.  Entire Agreement. The Option Agreement is incorporated herein by
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reference. The Option Agreement, this Exercise Notice and Restricted Stock
Purchase Agreement, and the Investment Representation Statement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.


Submitted by:                                Accepted by:

OPTIONEE:                                         RESONATE INC.


Signature:  /s/ Kenneth Schroeder                 By:  /s/ Robert Greene
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Printed Name: Kenneth Schroeder                   Printed Name: I. Robert Greene
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                                                  Title: /s/ Director
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  [Signature Page to Exercise Notice and Restricted Stock Purchase Agreement]

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